Q3 2023 Financial Results Apollo Commercial Real Estate Finance, Inc. October 2023 September 30, 2023 Exhibit 99.2

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the macro- and micro-economic impact of the coronavirus (“COVID-19”) pandemic; increasing interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 21 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 20. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. Forward Looking Statements and Other Disclosures

Amount reflects Distributable Earnings prior to net realized loss on investments and realized gain on extinguishment of debt Includes loan proceeds held by servicer as of September 30, 2023 $176 million of cash was utilized to pay off our Convertible Notes at maturity in October 2023 See footnotes on page 21 ARI Highlights Dividend Coverage 1.1x Coverage Ratio2 for Dividend per Share of Common Stock Quarter-End Liquidity $480 Millionc Cashb and Available Leverage on Secured Debt Arrangements Well-Positioned for Continued Tailwinds from Rising Interest Rates 99% Percentage of Portfolio Consisting of Floating Rate Loans Strong Distributable Earnings1,a $0.37 Distributable Earnings1 per Diluted Share of Common Stock

Amount reflects Distributable Earnings prior to net realized loss on investments and realized gain on extinguishment of debt Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Reflects book value per share (excluding General CECL Allowance and depreciation) of $14.74 multiplied by shares of common stock outstanding Includes cash, loan proceeds held by servicer, and available leverage on our secured debt arrangements $176 million of cash was utilized to pay off our Convertible Notes at maturity in October 2023 See footnotes on page 21 Summary Results Q3 Financial Results Loan Portfolio Capitalization Net income available to common stockholders of $43 million, or $0.30 per diluted share of common stock Distributable Earnings1,a of $53 million, or $0.37 per diluted share of common stock Declared common stock dividends of $0.35 per share for Q3 2023, which implies a dividend yield4 of 15.0% Total loan portfolio of $8.0 billion with w/a unlevered all-in yield6,b of 8.9% 95% first mortgages and 99% floating rate Weighted-average risk rating of 3.1 No Specific CECL Allowance recorded during Q3 Funded $174 million year-to-date in connection with the refinancing of two floating rate first mortgage loans Gross add-on fundings5 of $342 million year-to-date, $97 million in Q3 Received $1.0 billion from loan repayments year-to-date, $286 million in Q3 Includes $210 million year-to-date of proceeds from loans secured by office properties Includes $140 million of proceeds from loan sales year-to-date Ended quarter with total common equity book value of $2.1 billionc Ended quarter with $480 milliond,e of total liquidity Repurchased $10 million of our Convertible Notes at a price of 99.7%. Subsequent Events In October 2023, we repaid the remaining principal of our Convertible Notes of $176 million at par

Amount reflects Distributable Earnings prior to net realized loss on investments and realized gain on extinguishment of debt Includes net unrealized loss on forward currency contracts and interest hedges, and realized gain on forward currency contracts related to principal outside impact of forward points Includes realized gain on extinguishment of convertible notes See footnotes on page 21 Per Share Overview Distributable Earnings per Share1,a 1,a Book Value per Share9 BVPS Post-General CECL Allowance & Depreciation General CECL Allowance & Depreciation $0.35 Book Value per Share9 Roll Forward 8 b c a Distributable Earnings per Share Quarterly Dividend

See footnotes on page 21 Portfolio Activity & REO Overview Debt related to real estate owned is net of $4 million in deferred financing costs; Maximum financing commitment of $388 million related to Brooklyn Development Includes depreciation expense of $6.0 million and $1.2 million related to the D.C. Hotel and Atlanta Hotel, respectively REO Overview 7 8 Q3 Loan Portfolio Activity ($ in mm) ($ in mm) a Total proceeds from Q3 repayments of $286 million $170 million of full repayments across 4 deals $116 million of partial repayments including: $45 million from condo sales related to our loans secured by an ultra-luxury residential-for-sale property in Manhattan, NY $35 million in proceeds from loans secured by office properties Repayments Fundings $97 million in add-on fundings5 Brooklyn Development Washington D.C. Hotel Hotel continues to benefit from strong leisure and group demand; performance remains above pre-COVID levels based on net cash flows. Continue to develop multifamily tower with retail component in Brooklyn, NY. Above-grade work commenced in September 2023. Continue to negotiate purchase and sales agreement. Property sale expected to close in the fourth quarter of 2023. Atlanta Hotel b

APOLLO

Capital Structure Overview

Capital Structure Composition


($ in mm)
$5,147 (56%)
Secured Debt Obligations[a,b,c]
$165 (2%)
Debt Related to Real Estate Owned
Term Loan B $771 (9%)
Senior Notes $500 (6%)
$1,271 (15%)
$176 (2%)
Convertible Notes – repaid October 2023
$169 (2%)
Preferred Stock
$2,084 (23%)
Common Equity Book Value[d]

Conservative Capital Management Strategy

- $805 Million of Unencumbered Real Estate Assets[3]
- ~71% Weighted Average Available Advance Rate[e]
- 2.8x Debt to Equity Ratio[10]
- 1.4x Fixed Charge Coverage[11]

Corporate Debt Maturities


Convertible Notes repaid October 2023
$176
Term Loan
$479
Term Loan
$293
Senior Notes
$500
2023
2024
2025
2026
2027
2028
2029

a) Weighted-average rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.45% / GBP: +1.99% / EUR: +1.65% / SEK: +1.50%
b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions
c) Consists of nine secured credit facility counterparties, one revolving credit facility and one private securitization
d) Reflects book value per share (excluding General CECL Allowance and depreciation) of $14.74 multiplied by shares of common stock outstanding
e) Based on maximum available advance rates across secured debt counterparties

See footnotes on page 21

Private and Confidential 7

Carrying Value $8.0 billion Number of Loans 49 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; excludes risk-rated 5 loans Other property types include Parking Garages (3%), Caravan Parks (3%) and Urban Predevelopment (1%) Retail property types include: Outlet Center (6%), Retail Distribution Warehouse (5%), Urban Retail (3%), and Lifestyle Center (3%) See footnotes on page 21 Loan Portfolio Overview Collateral Diversification12 Loan Position12 W/A Unlevered All-in Yield on Loan Portfolio6,12,a 8.9% W/A Remaining Fully-Extended Term12,14 2.4 Years W/A Portfolio Risk Rating12 3.1 W/A Portfolio Loan-to-Value12,b 57% Origination Vintage12 c d

New York City 21% West 7% Midwest 7% Southeast 7% Northeast 6% Italy 5% United Kingdom 31% Spain 4% Germany 5% Sweden 3% Collateral Diversification Other geographies include Southwest (2%), Mid-Atlantic (1%), and Other (1%) Other property types include Parking Garages (3%), Caravan Parks (3%) and Urban Predevelopment (1%) Note: Map does not show locations where percentages are 2% or lower See footnotes on page 21 Loan Portfolio Overview (cont’d) b a 8 8 8,13

W/A Risk Rating12 3.1 Excludes one loan which consists of office, industrial and retail property types located in various cities across Germany Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated Gross of General CECL Allowance See footnotes on page 21 Office Loan Portfolio Overview Number of Loans a 9 Loans First Mortgage 99% W/A Loan-to-Value12,b 50% Carrying Value c $1.4 Billion Location Loans with 3rd Party Subordinate Debt 3 Loans Origination Vintage12 Fully Extended Maturities12,14

Hedged with forward currency contracts Offset by local currency denominated secured debt arrangements 30% 70% ARI is well-positioned for fluctuating foreign exchange rates due to several risk mitigating steps we have taken to structure and fund our non-US loan portfolio and associated secured financing facilities Mitigating Foreign Exchange Risk Secured debt arrangements are structured in local currency thereby reducing FX exposure to our net equity on foreign loans. As of September 30, 2023 the percentage of net equity to total foreign denominated carrying value was 29%, or $1.1 billion 70% weighted average advance on total foreign loan portfolio 72%a weighted average advance on foreign loans with secured debt financing Net equity and net interest income of foreign loans are economically hedged through forward currency contracts Forward point impact on forward currency contracts resulted in a $2.7 million realized gain in Q3 2023 Foreign Exchange Rate Change (Local/USD) GBP: 9% EUR: 8% SEK: 2% % FX Change YoY Mitigating Foreign Exchange Risk ($ in mm) Weighted average advance based on carrying value of first mortgage loans with secured debt financing Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing Represents the net change in unrealized gains (losses) on foreign loans of ($142) million and respective foreign secured debt arrangements of $99 million for the quarter ended September 30, 2023. Represents the net change in unrealized gains (losses) on foreign loans of ($5) million and respective foreign secured debt arrangements of $1 million for the year ended September 30, 2023. Represents net change in unrealized gain (loss) on forward contracts for the quarter and year ended September 30, 2023, respectively, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest

Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur Net of expected secured credit facility advances Reflects incremental increases in respective benchmark rates as of September 30, 2023 (SOFR 1 month: 5.32%, EURIBOR 3.95% and SONIA ON: 5.20% adjusted for compounding) See footnotes on page 21 Loan Maturities and Future Funding Profile Net Interest Income Sensitivity to Benchmark Rates17,b Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity14,15,16 ($ in mm) a a

See footnotes on page 21 Senior Loan Portfolio (1 of 3) 14

Senior Loan Portfolio (2 of 3) See footnotes on page 21 18 19 14

Includes portfolio of office, industrial, and retail property types See footnotes on page 21 Senior Loan Portfolio (3 of 3) a 8,12 14

See footnotes on page 21 Subordinate Loan Portfolio 19 18,19 8,12 8,12,14 8 14

Appendix Consolidated Balance Sheets Consolidated Statement of Operations Reconciliation of GAAP Net Income to Distributable Earnings

Includes $7,203,350 and $7,482,658 pledged as collateral under secured debt arrangements in 2023 and 2022, respectively. Includes $213,139 and $191,608 pledged as collateral under secured debt arrangements in 2023 and 2022, respectively. Net of $220,305 and $159,724 CECL Allowance in 2023 and 2022, respectively, comprised of $193,000 and $133,500 Specific CECL Allowance and $27,305 and $26,224 General CECL Allowance, respectively. Includes $3,972 and $4,347 of General CECL Allowance related to unfunded commitments on commercial mortgage loans, subordinate loans and other lending assets, net in 2023 and 2022, respectively. Consolidated Balance Sheets

See footnotes on page 21 Consolidated Statement of Operations

See footnotes on page 21 Reconciliation of GAAP Net Income to Distributable Earnings1

Footnotes Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 20 for a reconciliation of GAAP net income to Distributable Earnings. Distributable Earnings prior to net realized loss on investments and realized gain on extinguishment of debt per share to dividend per share for the quarter ended September 30, 2023. We believe it is useful to our investors to present Distributable Earnings prior to net realized losses on investments and realized gain on extinguishment of debt to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to net realized loss on investments and realized gain on extinguishment of debt, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. Represents loan and real estate owned assets with no asset-specific financing. Pursuant to our Term Loan B agreement, we are required to maintain a ratio of total unencumbered assets to total pari-passu indebtedness of at least 2.50:1. Unencumbered assets are comprised of unencumbered loan assets, cash, other assets and residual equity interests in entities where we hold assets financed under repurchase obligations. Reflects closing share price on October 27, 2023. Quarterly add-on fundings represent fundings committed prior to the quarter ended September 30, 2023. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. Other includes changes in General CECL Allowance, cost recovery interests, and the accretion of loan costs and fees. Amounts and percentages may not foot due to rounding. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends. Based on loan amortized cost. Gross of $27 million of General CECL Allowance. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. Excludes risk-rated 5 loans. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment.  Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change.  However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD and GBP benchmark rates only. Amortized cost for these loans is net of the recorded Specific CECL Allowances. Loans are secured by the same property.